PROJECT PROFILE
Greenway Apartments Minneapolis, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust is helping to finance the $26.8 million new construction of the Greenway Apartments (Greenway) in Minneapolis, MN. This development will turn a vacant lot, an underutilized storage center, and deteriorating rental housing into 86 modern and high-quality affordable housing units. Project amenities include a roof deck, conference and community rooms, and outdoor space filled with patio space, grills, and a playground. The project will feature a public promenade overlooking Midtown Greenway.

The project is centrally located near the Midtown Global Market, offering residents easy access to schools, Powderhorn Park and Abbott Northwestern Hospital. The site is also within three blocks of the Chicago-Lake Transit center which will allow residents to access the greater Minneapolis area.

HIT ROLE	As part of the Midwest@Work Initiative, the HIT is providing $12.3 million in financing through the purchase of taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate issued and serviced by Colliers Mortgage. The HIT has financed 108 projects in Minnesota, including 78 in the Twin Cities, all built using 100% union labor.

SOCIAL IMPACT	In addition to creating the union construction jobs and economic benefits shown below, 100% of the units will be income restricted. Of the 86 units, 11 units will be restricted to High Priority Homeless – prioritizing individuals and families qualified for Permanent Supportive Housing, 14 units will be restricted to individuals and families earning 50% or less of the Twin Cities Metro’s Area Median Income (AMI), and 61 units will be restricted to individuals and families earning 60% or less of the Twin Cities Metro’s AMI.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $12.3 Million	Total Development Cost $26.8 Million	86 Units (100% affordable)	176,070 Hours of Union ConstructionWork Generated	$7.6 Million Tax revenue generated	$50.7 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Greenway Apartments – Minneapolis, MN

“Union workers are proud to be an important part of this extraordinary vision for taking a deteriorating and underutilized site and making it a place where families flourish and lives are transformed.”

—Chelsie Glaubitz Gabiou, President Minneapolis AFL-CIO

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com